Kenilworth Fund, Inc.
         Supplement to Prospectus Dated April 24, 2002

The Board of Kenilworth Fund, Inc. (the "Fund") recently approved an Agreement and Plan of Reorganization (the "Plan") between the Fund and AHA Diversified Equity Fund (the "Acquiring Fund"), a series of AHA Investment Funds, Inc.
The Plan provides for the transfer of all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for Class A shares of the Acquiring Fund. The shares received by the Fund would then be distributed to its shareholders as part of the Fund's liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the "Reorganization.") The Reorganization can be consummated only if, among other things, it is approved by two-thirds vote of shareholders of the Fund. A Special Meeting (the "Meeting") of the shareholders of the Fund will be held on or about Friday, December 27, 2002 and shareholders will be given the opportunity to vote on the
Plan and any other matters affecting the Fund at that time. In connection with the Meeting, the Fund will deliver to its shareholders, among other things:
(i) a Proxy Statement/Prospectus describing in detail the Reorganization and the
Board's considerations in recommending that shareholders approve the Reorganization and (ii) a Prospectus for the Acquiring Fund.
If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective on or about December 30, 2002. If shareholder approval of the Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.
In the event shareholders of the Fund do not approve the Plan, the Fund will continue to operate and the Board may resubmit the Plan for shareholder approval or consider other proposals.

November 21, 2002